DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2012
Discontinued Operations and Disposal Groups [Abstract]
DISCONTINUED OPERATIONS
DISCONTINUED OPERATIONS

On February 17, 2012, the Company, through its wholly-owned subsidiary, Triad Hunter, LLC, sold 100% of its equity ownership interest in Hunter Disposal, LLC, to a wholly-owned subsidiary of GreenHunter Resources, Inc., for total consideration of $9.3 million, comprised of cash of $2.2 million, 1,846,722 restricted common shares of GreenHunter Resources, Inc., valued at $2.6 million based on a closing price of $1.79 per share, discounted for restrictions, 88,000 shares of GreenHunter Resources, Inc. 10% Series C Preferred Stock, with a fair value of $1.9 million, and a promissory note of $2.2 million which is convertible, at the option of the Company, into 880,000 shares of GreenHunter Resources, Inc. common stock based on the conversion price of $2.50 per share. The Company recognized an embedded derivative asset resulting from the conversion option on the convertible promissory note with an initial fair value of $405,000. See "Note 4 - Fair Value of Financial Instruments". The cash proceeds from the sale were adjusted downward to $783,000 for changes in working capital and certain fees to reflect the effective date of the sale of December 31, 2011. Triad Hunter recognized a gain on the sale of discontinued operations of $3.7 million, $2.4 million net of tax of $1.3 million. GreenHunter Resources, Inc. is a related party as described in "Note 17 - Related Party Transactions".

During 2010, the company sold non-operated working interest in the Cinco Terry property located in Crockett County, Texas which resulting in a gain of approximately $4.3 million, net of tax, on the disposal.

The operating results of Hunter Disposal, LLC and the Cinco Terry property have been reclassified as discontinued operations in the consolidated statements of operations for the years ended December 31, 2012, 2011, and 2010 as detailed in the table below:

	(1)Year Ended December 31,
	2012	2011	2010
	(in thousands)
Revenues	$2,400	$13,047	$6,486
Operating expenses	(2,047)	(10,049)	(3,750)
Income tax expense and other	(123)	(1,063)	(1,208)
Gain on sale of discontinued operations (net of tax of $1.3 million, none, and $2.3 million)	2,409	—	4,329
Income from discontinued operations, net of tax	$2,639	$1,935	$5,857

(1)   Year ended 2012 represents operations from January 1, 2012 through February 17, 2012, the date of sale.

Certain balances in the consolidated financial statements and disclosures in the footnotes have been revised as a result of the sale of Eagle Ford Hunter, on April 24, 2013, and MHP and WHC meeting the requirements for classification as discontinued operations on September 30, 2013, for inclusion in the Company's Registration Statement under the Securities Act of 1933 as filed on form S-1 to which these financial statements are included. The operating results of Eagle Ford Hunter,and MHP, which have historically been included as part of the U.S. Upstream operating segment, WHI Canada, which has historically been included as part of the Canadian Upstream operating segment have been reclassified as discontinued operations in the consolidated statements of operations for the years ended December 31, 2012, 2011, and 2010 as detailed in the table below:

	Year Ended December 31,
	2012	2011		2010
	(in thousands)
Revenues	$131,243	$47,586		$741
Operating expenses	(158,080)	(69,382)	(1)	(610)
Income tax expense and other	7,133	263		(46)
Income (loss) from discontinued operations, net of tax	$(19,704)	$(21,533)		$85

(1) Includes approximately $21.8 million in impairments.
The condensed consolidating guarantor financial statements in Note 19 have also been revised to reflect Eagle Ford Hunter as a non-guarantor as the subsidiary was no longer a guarantor upon the closing of the sale on April 24,2013, and to reflect MHP and WHI Canada as discontinued operations.